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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 1, 1996



                                AGCO CORPORATION
               (Exact name of registrant as specified in charter)



          Delaware                        0-19898              58-1960019
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
        incorporation)                                     Identification No.)


                            4830 River Green Parkway
                              Duluth, Georgia 30136
                    (Address of principal executive offices)


                                 (770) 813-9200
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets.

         Effective November 1, 1996, AGCO Corporation ("the Company") entered into an agreement with De Lage Landen International, B.V., a wholly owned subsidiary of Cooperatieve Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" (together, "Rabobank") to be its joint venture partner in Agricredit Acceptance Company ("Agricredit"), the Company's retail finance subsidiary in North America (the "Agricredit Joint Venture"). As a result of the agreement, the Company sold a 51% interest in Agricredit to Rabobank. The Company received total consideration of approximately $44.3 million in the transaction. Under the Agricredit Joint Venture, Rabobank will have a 51% interest in Agricredit and the Company will retain a 49% interest in the finance company. Substantially all of the net assets of Agricredit were transferred to the Agricredit Joint Venture. At September 30, 1996, Agricredit had total assets of approximately $646.2 million and total liabilities of approximately $577.8 million.

         The Agricredit Joint Venture will continue the current business of Agricredit and seek to build a broader asset-based finance business. The Company has similar joint venture arrangements with Rabobank and its affiliates with respect to its retail finance companies located in the United Kingdom, France and Germany.

Item 7.   Pro Forma Financial Statements and Exhibits


         (a)  Pro Forma Financial Information

         The unaudited pro forma financial information required by Item 7(b) relative to the disposition of a 51% interest in Agricredit described in Item 2 of this Form 8-K of AGCO Corporation is attached hereto as an exhibit and incorporated herein by this reference.

         (b)  Exhibits

         Exhibit
            No.                             Description

         99.1              Pro Forma Financial Information required by Item 7(b)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 AGCO CORPORATION
                                 Registrant


Date: November 14, 1996          By:  Chris E. Perkins
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                                      Chris E. Perkins
                                      Vice President and Chief Financial Officer



























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                              EXHIBIT INDEX




                                                                   Sequentially
Exhibit                                                              Numbered
   No.                       Description                               Page
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 99.1       Pro Forma Financial Information required by Item 7(b)



























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